                      Exhibit 10(a)

          SEPARATION AGREEMENT AND GENERAL RELEASE

       THIS   SEPARATION  AGREEMENT  AND  GENERAL  RELEASE
(this "Agreement") is made and entered into as of November
1,  1996  ( the  "Effective  Date"), by and  among  [          ] a
resident  of Travis  County,  Texas ("Employee"),  and  SUNRIVER
CORPORATION,   a   Delaware corporation   ("SRC"),    TradeWave
Corporation,  a  Delaware  corporation ("TWC"),  and   Boundless
Technologies, Inc., a Delaware corporation ("BTI") (SRC, TWC, and BTI are sometimes collectively referred to in this Agreement as the "Company").

                    W I T N E S S E T H:

      WHEREAS, Employee has been employed as an executive officer of SRC and/or TWC and/or BTI; and

      WHEREAS,   Employee and SRC and/or TWC have entered
into  a certain Employment Agreement (the "Employment
Agreement"), a copy of which is attached as Exhibit A to this Agreement; and

      WHEREAS, the Company (expressly including SRC and/or TWC, as the employer of Employee pursuant to the Employment Agreement) and Employee wish to end the employment relationship between them and to terminate the Employment Agreement and to do so on amicable and mutually agreeable terms; and

      WHEREAS, Employee and SRC and/or TWC have entered into one or more Stock Option Agreements (Incentive Stock Option) (whether one or more, the "Stock Option Agreement"), a schedule of which is attached as Exhibit B to this Agreement, pursuant to which SRC and/or TWC have granted options to Employee (the "Options") to purchase shares of common stock of SRC and/or TWC ("Common
Stock"), upon the terms and subject to the conditions contained in the Stock Option Agreement; and

      WHEREAS, Employee and the Company (expressly including SRC and/or TWC, as the grantor of the Options to Employee pursuant to the Stock Option Agreement) desire to accelerate the vesting of the Options and to provide for the exercise of the Options as to such shares during the three -year period following the Effective Date; and

      WHEREAS, Employee and the Company desire to settle any open issues which may exist between them, including, but not limited to, any open issues that arise out of Employee's employment with the Company (expressly including SRC and/or TWC, as the employer of Employee pursuant to the Employment Agreement) or his separation from such employment;

      NOW, THEREFORE, in consideration of the premises and mutual promises herein contained, and other consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

          1.    TERMINATION  OF  EMPLOYMENT AGREEMENT; VOLUNTARY
          RESIGNATION

      A. The Employment Agreement is hereby terminated and, except for provisions which by their terms are to survive the termination of the Employment Agreement (expressly including those included in Section 6 of the Employment Agreement, if the Employment Agreement is between Employee and SRC, and Section 5 of the Employment Agreement, if the Employment Agreement is between Employee and TWC, subject, however, to the modifications to the non-competition covenant contained in the Employment
Agreement  that  are  provided  for  in  Section 6.B.  of   this
Agreement), is of no further force or effect.

      B. Employee, concurrently with the Effective Date of this Agreement, shall voluntarily resign from employment with the Company (expressly including SRC and/or TWC, as the employer of Employee pursuant to the Employment Agreement) by the delivery to the Company of a letter of resignation in the form of Exhibit C attached to this Agreement (the "Letter of Resignation"), and shall thereafter be relieved of all day-to-day duties and responsibilities as an employee of the Company (expressly including SRC and/or TWC, as the employer of Employee pursuant to the Employment Agreement). Employee's resignation shall include all offices held by Employee in the Company and any Affiliates of the Company for which Employee has been elected an officer.

      C. Employee, concurrently with the Effective Date of this Agreement, by the delivery to the Company of the Letter of Resignation, shall voluntarily resign as a director of the Company and of each Affiliate of the Company on whose board of directors Employee serves (provided, that Gerald Youngblood does not intend to, and will not be required to, resign from the board of directors of SunRiver Group, Inc., a Delaware corporation).

      D. Employee, concurrently with the Effective Date of this Agreement, by the delivery to the Company of the Letter of Resignation, shall voluntarily resign as a voting trustee under the Voting Trust Agreement dated as of September 27, 1996, among SRC, TWC, Donald Hackett, and Employee, if Employee is a party to the Agreement.

          2.   CONSIDERATION FROM THE COMPANY; CERTAIN AGREEMENTS
          OF THE COMPANY

      A.    Upon  Employee's  execution  of  this  Agreement
and submission of the Letter of Resignation as provided in
Section 1, the Company agrees to pay the amounts set forth as "Separation Payments" (herein so called) on Exhibit D attached  to  this Agreement,  in  the  manner set forth on
Exhibit  D.   Employee understands and agrees that the Separation
Payments are all the payments that he will receive from the Company and that he will not be entitled to receive any further salary, bonuses, accrued but unused vacation, expense reimbursement, or similar payments from the Company after the
effective  date  of Employee's resignation.   Employee  (i)
acknowledges that the Separation Payments may be less than, and are in lieu of, the severance payments that would be
payable  to Employee  under   certain circumstances  pursuant  to
the Employment Agreement, and (ii) understands and agrees that the Separation Payments to be made by the Company are more than he would be entitled to receive as a terminating/resigning
employee  under   the   Company's normal policies  and
procedures and represents sufficient consideration for the releases contained in this Agreement and the promises of confidentiality, non-competition, and non-solicitation provided in the Employment Agreement and reaffirmed by Employee in this Agreement.

       B. As additional consideration to Employee, and notwithstanding the terms of the Stock Option Agreement, the Company (expressly including SRC and/or TWC, as the grantor of the Options to Employee pursuant to the Stock Option Agreement) hereby agrees to accelerate the vesting of the Options as to all the shares of the Common Stock covered by the Stock Option
Agreement (the "Vested Option Shares"), with the effect that, upon the Effective Date and for the period of three years following the Effective Date, Employee shall be entitled to purchase the Vested Option Shares in the manner, and for the purchase price, contemplated by the Stock Option Agreement; provided, that upon the exercise of the Options as to any or all of the Vested Option Shares, Employee and SRC will enter into an agreement, in form and substance acceptable to SRC and its
counsel,   under  the terms of which Employee  will agree  to  a
partial lock-up of the Vested Option Shares for a period of six months following the Effective Date, during which Employee will agree that he will not sell more than 50% of the Vested Option Shares.

       C.   The Company agrees to take all steps to cause

Employee to be vested in the retirement and/or pension plans of the Company to which Employee is entitled by virtue of his employment.

      D.    The  Company agrees to take all reasonable
steps to cause any and all life insurance policies maintained by the Company on Employee's life to be transferred and assigned to Employee; provided, that the Company makes no representations or warranties to Employee with respect to the assignability of any such life insurance policies; and
provided, further, that Employee (i) shall assume all responsibility for the payment of premiums and the performance of all other obligations of the owner of any such policies, and
(ii) shall execute and deliver to the Company and the issuers of any such policies any and all such agreements or other documents
as may be requested by the  Company and/or   such  issuers  to
evidence  the assumption  of such responsibility and obligations.

      E. The Company agrees to take all reasonable steps and use its best efforts to maintain in force and effect, for a period of not less than six years following the Effective Date, director's and officer's liability insurance policies identical to, or substantially similar to, the director's and officer's liability insurance policies of the Company currently in effect, naming Employee as an insured; provided, that the Company makes no representations and warranties to Employee with respect to its ability to obtain any such policies in the future in the event the policies currently in existence terminate or are canceled by the issuers thereof.

       F. In the event Employee dies before all amounts payable to Employee under the terms of this Section 2 are paid, all unpaid amounts shall be paid to the personal representative of Employee's estate in accordance with the terms of this Agreement. The personal representative of Employee's estate shall also have the right to exercise any of the Options which have not been exercised by the date of Employee's death, during the period of exercise provided in this Agreement.

        G. SRC, TWC, and BTI are intended to be joint obligors under this Agreement, and each of SRC, TWC, and BTI agrees that it is obligated to perform the agreements of the Company set forth in this Section 2 as if it were the "Company" named herein.

     3.   MUTUAL RELEASE

A.     As a material inducement to the Company to enter into
this Agreement, Employee hereby irrevocably and unconditionally releases, acquits, and forever discharges the Company and each of the Company's stockholders (other than SunRiver Group, Inc.), predecessors, successors, assigns, agents, directors, officers, employees, representatives,
attorneys,   parent   companies, divisions,  subsidiaries,  and
Affiliates  (other  than SunRiver Group,   Inc.)  (and  agents,
directors, officers, employees, representatives,   and  attorneys
of such parent companies, divisions, subsidiaries, and Affiliates), past or present, and all persons acting by, through, under, or in concert with any of them, or any of them, including without limitation, Jeffrey Moore, Matthew Moore, Robert Shephard, John Trube, Gerald Youngblood, Jimmy Hood, Daniel Matheson, and the law firms and lawyers of Locke Purnell Rain Harrell, P.C. (including, but not limited to, Daniel N. Matheson, Jane A. Matheson, and Curtis R. Ashmos), Werbel & Carnelutti (including, but not limited to, Steve Davis), and Fischbein Badillo Wagner Harding (including, but not limited to, Joe Cannella) (all of the foregoing are collectively called "Releasees"), from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts, and expenses (including attorneys' fees and costs actually incurred), of any nature whatsoever, known or unknown, suspected or unsuspected, including, but not limited to, any rights arising out of alleged violations of any contract, express or implied, any covenant of good faith and fair dealing, express or implied, any tort, any legal restrictions on the Company's right to terminate, discipline, or otherwise manage employees, or any federal, state, or other governmental statute, regulation, or ordinance, including, but without limitation, the Age Discrimination in Employment Act, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Civil Rights Act of 1866, the Americans With Disabilities Act, the Fair Labor Standards Act, the Employee Retirement Income Security Act, the Consolidated Omnibus Budget Reconciliation Act, the Occupational Safety and Health Act, the Family and Medical Leave Act, the Texas Commission on Human Rights Act, the Texas Payday Law, and the Texas Workers' Compensation Act, which Employee now has or claims to have, or which Employee at any time heretofore had, or claimed to have, against each or any of the Releasees arising out of or related to any matter, event, fact, act, omission, cause, or thing which existed, arose, or occurred on or prior to the execution of this Agreement. Without limiting the generality of the foregoing, and except as expressly provided herein, Employee expressly releases Releasees from any claim Employee may have, or claim to have, with respect to capital stock, stock options, stock warrants, or other equity securities that might have been issued or granted to Employee in the future by the Company.

B. As a material inducement to Employee to enter into this Agreement, the Company hereby irrevocably and unconditionally releases, acquits, and forever discharges Employee and each of Employee's consultants and attorneys, including without limitation, the law firms and lawyers of McCamish & Groce, P.C. (including, but not limited to, John McCamish, Jr. and Harold Socks), Andrews & Kurth, L.L.P. (including, but not limited to, John Cabaniss and James Myers), and Richards, Layton & Finger (including, but not limited to, Don Dreisbach and Tom Beck), from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts, and expenses (including attorney's fees and costs actually incurred), of any nature whatsoever, known or unknown, suspected or unsuspected, including, but not limited to, any rights arising out of alleged violations of any contract, express or implied, any covenant of good faith and fair dealing, express or implied, or any tort, which the Company, and/or its respective officers and directors, now has, or claims to have, or which the Company at any time heretofore had, or claimed to have, against Employee or any other party released herein arising out of or related to any matter, event, fact, act, omission, cause, or thing which existed, arose, or occurred on or prior to the execution of this Agreement.

C. Nothing contained in this Agreement is intended to limit, or shall be construed as limiting, the right of the Company or
Employee to assert any claim against the other or against any other person or entity, related to any action or omission that
occurs   after  the  Effective Date,  expressly  including
any violation of any covenant or agreement contained in this Agreement.

[Note: The following bracketed language appears only in Gerald Youngblood's agreement: Nothing contained in this Agreement is  intended  to  limit,  or  shall  be construed as limiting,
(a) the right of Gerald F. Youngblood to assert any claim against William M. Moore, Jeffrey K. Moore, Matthew Moore, SunRiver Group, Inc., or any other person or entity related to the claims, items, issues, and asserted obligations set forth in Exhibit F hereto (the "Youngblood Claims"), or (b) the right of William M. Moore, Jeffrey K. Moore, Matthew Moore, SunRiver Group, Inc., or any other person or entity to assert any claim against Youngblood related to the Youngblood Claims or to Gerald
F.   Youngblood's   actions,  omissions,   conduct, activities,
decisions, or the performance of his alleged obligations and duties as trustee on behalf of Jeffrey K. Moore and/or Matthew Moore or as voting trustee under the one or more Voting Trust

Agreements entered among certain holders of the capital stock of SunRiver Group, Inc.]

D. In accordance with the terms of the Indemnification Agreement (hereinafter defined), insofar as it is applicable in a particular instance, and all applicable statutes, the Company agrees to pay the reasonable legal fees and expenses incurred by Employee in connection with any litigation or other legal proceeding in which Employee is a named defendant or witness and which relates to any claim or claims from which Employee has been released by the Company pursuant to paragraph B. of this Section
3. Moreover, Employee shall be entitled to select counsel to represent Employee in connection with Employee's defense of any such claim or claims, provided that such counsel selected by Employee must be acceptable to the Company in its reasonable discretion.

       E.    Company  acknowledges that  Employee  is  or
may be entitled to indemnification under the circumstances contemplated by a certain Indemnification Agreement (herein so called) dated as of September 3, 1996, between Employee and TWC and/or SRC, that the Indemnification Agreement remains in effect, and that nothing contained in this Agreement is intended to modify Employee's rights under the Indemnification Agreement; provided that Employee acknowledges and agrees that the Indemnification Agreement is limited in application to the services of Employee as a director and/or an officer of TWC and/or SRC. A copy of the Indemnification Agreement to which Employee is a party is attached to this Agreement as Exhibit
E.  In the event  of  any conflict between   this  Agreement and
the Indemnification Agreement, the terms of the latter will be controlling.

     4.   NO ADMISSION OF LIABILITY

       This  Agreement  shall not in any way be  construed
as an admission  by  the  Company  or others  released  herein of any liability whatsoever, or as an admission by the Company or others released herein that they have acted wrongfully with respect to Employee, or any other person, or that Employee, or any other person, has any rights whatsoever against the Company
or  others released herein.   The  Company  and  others  released
herein specifically disclaim any liability to or wrongful acts against Employee, or any other person, on the part of themselves, their partners, their officers, their employees, their attorneys, or their agents. It is understood and agreed that this Agreement is made by the Company and others released herein purely to compromise any disputed claims, avoid litigation, and obtain a resolution of any open issues between the parties.

     5.   NO COMPLAINTS FILED

      Employee represents that he has not heretofore filed any charges or complaints against the Company with any federal,
state,   or   local  governmental,  judicial,  or administrative
agencies. Employee further agrees that he will not file any charges or complaints, or initiate any suit or action, against the Company based on his employment with the Company or the termination of such employment; provided, that nothing contained in this Section 5 shall be deemed to prohibit any charge or complaint filed by Employee after the Effective Date for the purpose of enforcing the terms and conditions of this Agreement, or the Indemnification Agreement, or of asserting damages resulting from a breach of this Agreement or the Indemnification Agreement by the Company.

     6.   CONFIDENTIALITY AND COMPETITION AND NON-DISPARAGEMENT

       A. Employee acknowledges that he is bound by certain confidentiality, noncompetition, nonsolicitation, and similar covenants contained in the Employment Agreement. Except as expressly set forth in paragraph B. of this Section 6, Employee hereby reaffirms each of such covenants and agreements and hereby agrees to be bound by, adhere to, and perform each of his obligations under each of such covenants and agreements during the periods set forth in the Agreement.

       B.     The   Employment Agreement sets forth certain
noncompetition covenants of Employee.  As provided in paragraph
A. of this Section 6, Employee has reaffirmed such covenants; however, the Company and Employee agree that, notwithstanding the express language of the Employment Agreement, there shall be no geographic limitation applicable to Employee's covenant of noncompetition and the term Competing Business," as used in the Employment Agreement hereafter shall mean (i) as to Gerald Youngblood, John Osborne, and Roger Hughes, only the businesses listed on Schedule I, and their respective successors and assigns, and (ii) as to Roy Smith, only the businesses listed on
Schedule II, and their respective successors and assigns.

     C. Employee and Company agree that each will not, directly or indirectly, make any statement, oral or written, or perform any act or omission which is or could be detrimental in any material respect to the reputation or goodwill of each other or of any Releasee or any consultant or attorney of Employee released by the Company under paragraph B. of Section 3 of this Agreement.

[Note: The following bracketed language appears only in Gerald
Youngblood's agreement: Except, as to Employee and Company, statements, acts, or omissions related to the matters set forth in Exhibit F, are not subject to the provisions of this paragraph.]

7.   CERTAIN REPRESENTATIONS AND WARRANTIES OF EMPLOYEE

      As a material inducement to the Company to enter into this Agreement, Employee hereby represents and warrants to the Company as follows:

          (i) Employee is not indebted to the Company for cash advances (whether for expenses or other purposes) or otherwise.

          (ii) All proprietary information or data and other property of the Company that was in the possession of Employee has been delivered to the Company, and Employee has not retained copies or duplicates of any such property that was susceptible to being copied or duplicated (provided, that Gerald Youngblood shall have three days following the Effective Date to deliver property of the Company that is in his possession and located at his residence in Austin, Texas).

          (iii) The Employment Agreement, the Stock Option Agreement, and the Indemnification Agreement are the only agreements between Employee and the Company, and Employee claims no contractual rights with respect to the Company that are not embodied in the Employment Agreement, the Stock Option Agreement, and the Indemnification Agreement.

8.   RIGHT TO ELECT CONTINUED COVERAGE

          Employee acknowledges receipt of a Group Health Benefits Right of Continuation Notice, if applicable, by which he may elect, within 60 days following the Effective Date, continued coverage under the Company's medical plan. The Company agrees to pay for such continued medical benefits coverage for Employee for a period of up to 18 months following the Effective Date; however, the Company's obligation to continue paying for such coverage will terminate immediately and automatically at such time as Employee accepts employment with a third party, and Employee agrees to give the Company prompt written notice of his acceptance of any such employment.

9.   ENFORCEMENT OF AGREEMENT

       In the event Employee successfully brings suit to enforce this Agreement, the Company agrees to pay to Employee an amount equal to twice the amount of any unpaid Separation Payments at the time of the resolution of such suit, plus reasonable attorneys' fees and reasonable costs and expenses related to such litigation, incurred by Employee in enforcing the terms and conditions of this Agreement. Employee will be deemed to have been successful in his claims if he substantially prevails against the Company for any cause of action asserted by Employee. The amounts set forth herein are not intended as a penalty and are based on the uncertain nature of litigation and the inherent inability to fully and accurately assess damages which may result from any failure to comply with the terms and conditions of this Agreement.

     10.  COOPERATION

        A.   During the period beginning on the Effective
Date, and ending on the earlier of (x) April 30, 1997 or (y) the date on which the Company or Employee gives the other a Consulting Cancellation Notice (hereinafter defined) (the "Consulting Period"), Employee (i) will take all reasonable steps to reasonably cooperate in the transfer of Employee's duties to those persons designated by the Company and (ii) will assist the Company in such manner, and at such time or times (on a full-time or part-time basis), as may be requested by the Company. During the Consulting Period, Employee agrees that he will not begin permanent, fulltime employment with any person or entity without the Company's consent (which will not be unreasonably withheld). During the Consulting Period, Employee will be compensated by the payment of consulting fees at Employee's current salary level (but without bonus or any other benefits) and the reimbursement of out-of-pocket expenses approved by the Chairman of the Board or the President of
SRC (Roger Hughes will be entitled to reimbursement for his living expenses on the same basis as in effect prior to the Effective Date). The Company or Employee may terminate the
consulting  arrangement  contemplated   by   this paragraph and
thereby end the Consulting Period at any time after the Effective Date by the delivery to the other of a written notice of termination (a "Consulting Cancellation Notice"). Upon the termination or expiration of the Consulting Period, whichever occurs first, the Company will begin the payment to Employee of Separation Payments in the manner provided on Exhibit D.

          B.    Employee  further agrees that, without
subpoena, he will, at the Company's request and expense (such expenses including, but not limited to, attorneys' fees and expenses incurred by Employee), testify in any judicial or administrative proceedings to which the Company is a party with respect to any matter involving the affairs of the Company of which he has knowledge.

     11.  NON-DISCLOSURE

      Subject to the requirements of state and federal laws, each of Employee, TWC, SRC, and BTI agrees that he or it will keep the terms, amount, and fact of this Agreement confidential, and he or it will not disclose any information concerning this Agreement to any third person, including, but not limited to, any past or present employees of TWC, SRC, and BTI, except as may be required by law and for disclosure to the several banks that are lenders to the Company.

     12.  OWNERSHIP OF CLAIMS

      Employee represents that he has not heretofore assigned or transferred, or purported to assign or transfer, to any person or entity, any claim or claims released herein or any portion thereof, or interest therein.

     13.  SUCCESSORS

      This  Agreement  shall  be binding upon  Employee  and
the Company and   upon  their respective  heirs,   administrators,
representatives, executors, successors, and assigns, and shall inure to the benefit of the parties and others released herein, and each of them, and to their respective heirs, administrators, representatives, executors, successors, and assigns.

     14.  GOVERNING LAW

      THIS  AGREEMENT  SHALL  IN  ALL  RESPECTS  BE INTERPRETED,
ENFORCED AND GOVERNED UNDER THE LAWS OF THE STATE OF TEXAS.

     15.  VENUE; SERVICE OF PROCESS

      Any litigation arising out of or in connection with this Agreement, whether initiated by Employee or the Company, shall be brought in the district courts of Travis County, Texas, or in the United States District Court for the Western District of Texas. Employee, for himself and his successors and assigns, hereby (a) irrevocably submits to the nonexclusive jurisdiction of the state and federal courts of the State of Texas and agrees and consents that service of process may be made upon him in any legal proceeding arising out of or in connection with this Agreement by service of process as provided by Texas Law, (b) irrevocably waives, to the fullest extent permitted by law, any objection which he may now or hereafter have to the laying of venue of any litigation arising out of or in connection with this Agreement brought in the district courts of Travis County, Texas, or in the United States District Court for the Western District of Texas, Austin, Texas, (c) irrevocably waives any claims that any litigation brought in any such court has been brought in an inconvenient forum, (d) irrevocably consents to the service of process out of any of the aforementioned courts in any such litigation by the mailing of copies thereof by certified mail, return receipt requested, postage prepaid, to Employee at his address set forth herein, and (e) irrevocably agrees that any legal proceeding against the Company arising out of or in connection with this Agreement shall be brought in the district courts of Travis County, Texas, or in the United States District Court for the Western District of Texas, Austin, Texas.

     16.  PROPER CONSTRUCTION

        A. The language of all parts of this Agreement shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against any of the parties.

      B. The section headings used in this Agreement are intended solely for convenience of reference and shall not in any manner amplify, limit, modify, or otherwise be used in the interpretation of any of the provisions hereof.

     17.  SEVERABILITY

      The provisions of this Agreement are severable, and if any part of it is found to be unenforceable, the other provisions shall remain valid and enforceable.

     18.  COUNTERPARTS

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document.
All such counterparts shall be deemed an original, shall be construed together, and shall constitute one and the same instrument.

     19.  ENTIRE AGREEMENT

     This Agreement sets forth the entire agreement between the parties hereto, and fully supersedes any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof, except for provisions of the Employment Agreement that are intended to survive the termination of the Employment Agreement. No amendment or modification of this Agreement shall be valid unless in writing and signed by all parties, and approved by resolution of the board of directors of SRC, TWC, or BTI, as the case may be.

      20.   RIGHT  TO  CONSULT  AN ATTORNEY  AND  PERIOD FOR
CONSIDERATION OF AGREEMENT

      Employee is given a period of twenty-one days to review and consider this Agreement before signing it. He may use as much of this twenty-one day period as he wishes before signing and he is encouraged to consult with an attorney before signing this Agreement. Employee understands that whether or not to consult with an attorney is his decision.

     21.  RIGHT TO REVOKE AGREEMENT

      Employee may revoke this agreement within seven days after signing it. Revocation can be made by delivering a written notice of revocation to the Chairman of the Board of the Company. For this revocation to be effective, written notice must be received by the Chairman of the Board of the Company no later than the close of business on the seventh day after Employee signed this Agreement. If Employee revokes this Agreement, it will not be effective or enforceable unless Employee simultaneously tenders back to the Company any payments described in Section 2 theretofore made to Employee.

     22.  FULL AND INDEPENDENT KNOWLEDGE

      Employee represents and agrees that he is fully aware of his right to discuss any and all aspects of this Agreement with his attorney or with representatives of any federal, state, or local agency, that he has been encouraged to do so, and that he has availed himself of that right to the full extent, if any, that he desired, that he has carefully read and fully understands all of the provisions of this Agreement, and that he is voluntarily entering into this Agreement.

     23.  NO RELEASE OF FUTURE CLAIMS

     This Agreement does not waive or release any rights or claims that Employee may have under the Age Discrimination in Employment Act which are based upon acts or omissions that occur after the date Employee signs this Agreement and are not otherwise permitted or allowed by this Agreement.

     24.  EFFECTIVENESS OF AGREEMENT

      Anything to the contrary contained in this Agreement to the
contrary   notwithstanding,  this  Agreement  will not become
effective or binding on the Company unless and until the Company receives the Letter of Resignation and similar letters of resignation, acceptable to the Company, from each of the following individuals: (i) Gerald Youngblood; (ii) Roger Hughes;
(iii) John Osborne; (iv) Roy Smith; (v) Sam Smith; and (vi) Ron
Brittian.

     25.  NOTICES AND RIGHT TO CURE

     A. Any notice, communications, consent request, or demand from one party to another must be in writing to be effective and shall be deemed to have been given on the day actually delivered personally or by facsimile, or if mailed, on the fourth business day after it is enclosed in an envelope, addressed to the party to be notified at the address indicated below, properly stamped, sealed, and deposited in U.S. mail. Either party may change its address or facsimile number for notices, at any time, by giving the other party written notice of the new address and/or facsimile number ten (10) days in advance of the date on which the party changing said address desires same to be valid for the purposes hereof. The address and facsimile number for each party is as follows:

     If to Employee:

     As set forth on the signature page hereof.

     If to Company:

     c/o SunRiver Corporation
     Attn.:    President
     Echelon IV, Suite 200
     9430 Research Boulevard
     Austin, Texas 78759-6543           Facsimile/ (512) 3495831

B.   Notice of Default

      If any party to this Agreement asserts that another party has breached or is breaching this Agreement, the non-breaching party shall provide written notice of the alleged breach by the
fastest   available   communication to  the   breaching   party.
Thereafter, the breaching party will have a period of three (3) business days to cure the breach.

      PLEASE READ THIS AGREEMENT CAREFULLY.  IT CONTAINS A
RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

        I  ACKNOWLEDGE  THAT I  HAVE CAREFULLY READ  THE
FOREGOING AGREEMENT,  THAT I UNDERSTAND ALL OF ITS TERMS, AND
THAT  I  AM ENTERING INTO IT VOLUNTARILY.

      I FURTHER ACKNOWLEDGE THAT I AM AWARE OF MY RIGHT TO REVIEW
AND CONSIDER THIS AGREEMENT AND TO CONSULT WITH AN ATTORNEY ABOUT
IT,  AND  STATE THAT BEFORE SIGNING THIS AGREEMENT,  I  EXERCISED
THESE RIGHTS TO THE FULL EXTENT THAT I DESIRED.

EMPLOYEE:

__________________________________
[                ]
Address for Notices:
__________________________________
__________________________________
__________________________________
__________________________________
Fax:_______________________________

STATE OF TEXAS
COUNTY OF TRAVIS

      BEFORE  ME,  the  undersigned Notary Public,  on  this day
personally  appeared [                     ] ("Employee"),
known to me to be the person who executed the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

       GIVEN  under my hand and seal of office, this ____
day  of ________________, 1996.
                               __________________________________
                               Notary Public

                               __________________________________
                              (Printed or Stamped Name of Notary)
                               My Commission Expires:____________

SUNRIVER CORPORATION

By:______________________________ Its:________________________

TRADEWAVE CORPORATION


By:______________________________ Its:________________________


BOUNDLESS TECHNOLOGIES, INC.

By:______________________________ Its:________________________

STATE OF TEXAS
COUNTY OF TRAVIS

      BEFORE  ME,  the  undersigned Notary Public,  on  this day
personally appeared,   ___________________  of  SunRiver
Corporation,  a   Delaware corporation,  known  to  me to be the
person who executed the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, on behalf of said corporation.

      GIVEN under my hand and seal of office, this ____ day of ________________, 1996.

                             __________________________________
                             Notary Public

                             ____________________________________
                             (Printed or Stamped  Name of Notary)

                             My Commission Expires:_____________

STATE OF TEXAS
COUNTY OF TRAVIS

      BEFORE  ME,  the  undersigned Notary Public,  on  this day
personally appeared,   ___________________  of  TradeWave
Corporation, a Delaware corporation, known to me to be the person who executed the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, on behalf of said corporation.

      GIVEN under my hand and seal of office, this ____ day of ________________, 1996.

                              __________________________________
                              Notary Public

                              __________________________________
                              (Printed or Stamped Name of Notary)

                              My Commission Expires:____________

STATE OF TEXAS
COUNTY OF TRAVIS

      BEFORE ME, the undersigned Notary Public, on this day personally appeared, ___________________ of Boundless
Technologies, Inc., a Delaware corporation, known to me to be the person who executed the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, on behalf of said corporation.

      GIVEN under my hand and seal of office, this ____ day of ________________, 1996.

                               __________________________________
                               Notary Public

                               __________________________________
                              (Printed or Stamped Name of Notary)


                               My Commission Expires:____________

                           SCHEDULE I
NCR
WYSE
HDS
IDEA
Tektronix
Maxspeed
NCD
Oracle (Network Computer Division)
SunMicrosystems (Network Computer Division)
IBM (Network Computer Division)
Digital Equipment Corporation (Network Computer Division)
Sony (Network Computer Division)
Apple (Network Computer Division)
Microsoft (Network Computer Division)

                           SCHEDULE II
Netscape
Spry
Open Market
Connect
MEMCO
Security Dynamics
One Wave
Checkfree
Triteal
Oracle
Computer Associates
Sterling Corp.
Premenos
FTP Corp.
NetManage
Yahoo
Excite
Lycos
Infoseek
Magellan
Unibex
IBM (Global Network Division)

                            EXHIBIT A

                      EMPLOYMENT AGREEMENT

                            EXHIBIT B

                    SCHEDULE OF STOCK OPTIONS

                                 SRC          TRW

                            EXHIBIT C

                      LETTER OF RESIGNATION

                            EXHIBIT D

                       SEPARATION PAYMENTS

      Separation payments payable to Employee, and the time(s) such Separation Payments are due and payable, are as follows:

      1.    Salary,  Vacation,  Sick  Leave,  and  Other
Regular Benefits.

      A.  Salary,  vacation,  sick  leave,  and  other regular
      benefits  through  the  Effective Date, payable  within
      five  business  days  after   the Effective Date.

      B.   The sum of $[       ] (the "Total Sum") (less
      applicable withholding) payable in 12 installments as follows:

      (i) An Initial Installment (herein so called) in the amount which is 1/12th of the Total Sum (less applicable withholding) payable within 10 business days following the expiration or termination of the Consulting Period, whichever occurs first; and

      (ii)  Eleven additional installments, each in the
      amount which is 1/12th of the Total Sum (less applicable withholding), on the 15th day of the calendar
      month  following  the  month  in  which   the Initial
      Installment is paid and on the 15th day of each calendar month thereafter until the Total Sum has been paid in full.

     2.   Expenses.

      Reimbursement of all properly incurred and reimbursable expenses of Employee incurred prior to the Effective
      Date, payable within 30 days after submission of the request for reimbursement.

                            EXHIBIT E

                    INDEMNIFICATION AGREEMENT

                            EXHIBIT F

    (Note: This Exhibit F appears only in Gerald Youngblood's agreement.)

       1. Youngblood's alleged ownership of one million shares (the "Preferred Shares") of the Series B Preferred
Stock of SunRiver Group, Inc. or Voting Trust Certificate(s) representing the Preferred Shares and the voting of the Preferred
Shares.

      2. The return to and recovery by Youngblood of copies of any and all records of the Voting Trust created under that certain Voting Trust Agreement effective January 27, 1993, as amended by the Amended and Restated Voting
Trust Agreement effective April 24, 1995, and the originals of any and all other records and documents previously removed by Jeffrey k. Moore from the files located in Youngblood's home.

     3. The payment by Youngblood of $69,000 in January 1995 to Venture First II L.P. for the account of Gerald Youngblood, Trustee, on behalf of Jeffrey K. Moore and Matthew
R. Moore in connection with the purchase theretofore made by Youngblood, Trustee, of 1,500,000 shares of Series B Preferred Stock of SunRiver Group, Inc.

     4. The loan made in 1992 by Youngblood to William M. Moore in the amount of $2,500 and the associated collateral or security for the repayment of the loan.

      5. Any and all stock option agreements and plans between Youngblood and SunRiver Group, Inc. or its predecessors.